Note 5 - Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 3.   Income Taxes

Major components of our income tax provision (benefit) for the three and six months ended June 30, 2013 and 2012 are as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Current:
Federal	$1,761	$(144)	$3,992	$3,528
State	(733)	2	173	553
Foreign	115	115	230	230
Total current income tax provision (benefit)	1,143	(27)	4,395	4,311

Deferred income tax provision (benefit)	(7,938)	720	(3,775)	3,697
Total income tax provision (benefit)	$(6,795)	$693	$620	$8,008

With the acquisition of Aurizon, we added a wholly owned Canadian subsidiary . For Canadian tax purposes, the transaction was treated as an acquisition of Aurizon stock, resulting in carryover tax bases of acquired corporate assets. As a result, a net deferred tax liability was recorded for the tax impact of the excess fair market value of assets for GAAP reporting over the Canadian tax bases of those assets. We recorded an initial deferred tax liability of $177.2 million.

As of June 30, 2013 we have a net deferred tax asset in the U.S. of $115.6 million and a net deferred tax liability in Canada of $169.0 million for a consolidated worldwide net deferred tax liability of $53.4 million. Our ability to utilize our deferred tax assets depends on future taxable income generated from operations. For the six months ended June 30, 2013, there were no circumstances that caused us to change our assessment of the ability to generate future taxable income to realize our deferred tax assets.   It is possible that the valuation allowance on our deferred tax assets will change in the future as a result of the analysis of our long-range forecasts, with a resulting tax provision or benefit.

The current income tax provisions and benefits for the six months ended June 30, 2013 and 2012 vary from the amounts that would have resulted from applying the statutory income tax rate to pre-tax income primarily due to the effects of U.S. percentage depletion, non-deductible expenses, and the change in valuation allowance related to foreign operations during the six months ended June 30, 2013.

Note 5: Income Taxes

Major components of our income tax provision (benefit) for the years ended December 31, 2012, 2011 and 2010 are as follows (in thousands):

	2012	2011	2010
Current:
Federal	$7,411	$3,823	$10,063
State	(325)	752	6,694
Foreign	459	459	459
Total current income tax provision	7,545	5,034	17,216
Federal and state deferred income tax (benefit) provision	1,334	76,944	(140,748)
Total income tax (benefit) provision	$8,879	$81,978	$(123,532)

Domestic and foreign components of income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010, are as follows (in thousands):

	2012	2011	2010
Domestic	$37,025	$244,833	$(66,348)
Foreign	(13,192)	(11,691)	(8,201)
Total	$23,833	$233,142	$(74,549)

The annual tax provision (benefit) is different from the amount that would be provided by applying the statutory federal income tax rate to our pretax income (loss). The reasons for the difference are (in thousands):

	2012		2011		2010
Computed “statutory” (benefit) provision	$8,342	35%	$81,600	35%	$(26,092)	(35)%
Percentage depletion	(5,575)	(24)	(13,751)	(6)	(8,858)	(12)
Net increase (utilization) of U.S. and foreign tax loss carryforwards	3,837	16	3,822	2	2,713	3
Change in valuation allowance other than utilization	—	—	—	—	(88,069)	(118)
State taxes, net of federal taxes	1,110	5	10,890	5	(4,717)	(6)
Effect of U.S. AMT, foreign taxes other	1,165	5	(583)	(1)	1,491	2
	$8,879	37%	$81,978	35%	$(123,532)	(13)%

We evaluated the positive and negative evidence available to determine the amount of valuation allowance required on our deferred tax assets.  At December 31, 2012 and 2011, the balances of our valuation allowances were $23 million, primarily for foreign net operating loss carryforwards. For the year ended December 31, 2012, deferred tax assets remained constant, on a net basis, with utilization matching additions.  The individual components of our net deferred tax assets are reflected in the table below. For the year ended December 31, 2011, the U.S. federal and state deferred tax assets for tax loss carryforwards were reduced by utilization of approximately $71 million. Also, during the fourth quarter of 2010, due to increased gross profits and a favorable outlook for metal prices supporting future taxable income and our assessment that our deferred tax assets were more likely than not recoverable, we recorded a reduction in valuation allowance on U.S. deferred assets of $88 million. The amount of the deferred tax asset considered recoverable, however, could be reduced in the near term if estimates of future taxable income are reduced.

The components of the net deferred tax asset were as follows (in thousands):

	December 31,
	2012	2011
Deferred tax assets:
Accrued reclamation costs	$45,653	$62,225
Deferred exploration	32,396	18,585
Foreign net operating losses	20,247	20,234
Federal net operating losses	44,146	47,875
State net operating losses	668	2,445
AMT credit carryforwards	24,603	15,210
Pension and benefit obligation	12,488	9,940
Miscellaneous	17,437	16,002
Total deferred tax assets	197,638	192,516
Valuation allowance	(23,030)	(22,895)
Total deferred tax assets	174,608	169,621
Deferred tax liabilities:
Unrealized gain on derivatives contracts	(1,262)	(13,293)
Properties, plants and equipment	(57,583)	(40,490)
Total deferred tax liabilities	(58,845)	(53,783)
Net deferred tax asset	$115,763	$115,838

We plan to permanently reinvest earnings from foreign subsidiaries. For the years 2012, 2011 and 2010, we had no unremitted foreign earnings. Foreign net operating losses carried forward are shown above as a deferred tax asset, with a corresponding valuation allowance as discussed below.

We recorded a valuation allowance to reflect the estimated amount of deferred tax assets, which may not be realized principally due to the expiration of foreign net operating losses and foreign tax credit carryforwards. The changes in the valuation allowance for the years ended December 31, 2012, 2011 and 2010, are as follows (in thousands):

	2,012	2,011	2,010
Balance at beginning of year	$(22,895)	$(19,073)	$(104,429)
Increase related to non-utilization of net operating loss carryforwards and non-recognition of deferred tax assets due to uncertainty of recovery	(3,837)	(3,822)	(2,713)
Decrease related to net recognition of deferred tax assets	—	—	88,069
Decrease related to utilization and expiration of deferred tax assets, other	3,702	—	—
Balance at end of year	$(23,030)	$(22,895)	$(19,073)

As of December 31, 2012, for U.S. income tax purposes, we have federal and state net operating loss carryforwards of $146 million and $25 million, respectively.  These net operating loss carryforwards have a 20 year expiration period, the earliest of which could expire in 2020.  We have foreign net operating loss carryforwards of approximately $68 million, which expire between 2013 and 2032. We have approximately $25 million in alternative minimum tax credit carryforwards which do not expire and are eligible to reduce future U.S. tax liabilities.  Our utilization of U.S. net operating loss carryforwards may be subject to annual limitations if there is a change in control as defined under Internal Revenue Code Section 382.

In addition, at December 31, 2012 and 2011 we had $19 million and $20 million, respectively, of additional federal net operating loss carryovers relating to excess tax benefits from the exercise of employee stock options and the vesting of restricted stock awards. These amounts are not reflected in our deferred tax asset for net operating loss carryovers. We recognize the excess tax benefits from the exercise of employee stock options and the vesting of restricted stock awards in the period in which these tax benefits reduce income taxes payable, after net operating loss carryforwards are fully utilized.

We file income tax returns in the U.S. federal jurisdiction, various state and foreign jurisdictions.  We are no longer subject to income tax examinations by U.S. federal and state tax authorities for years prior to 1996, or examinations by foreign tax authorities for years prior to 2006.  We currently have no tax years under examination.

We had no unrecognized tax benefits as of December 31, 2012 or December 31, 2011.  Due to the net operating loss carryover provision, coupled with the lack of any unrecognized tax benefits, we have not provided for any interest or penalties associated with any uncertain tax positions.  If interest and penalties were to be assessed, our policy is to charge interest to interest expense, and penalties to other operating expense.  It is not anticipated that there will be any significant changes to unrecognized tax benefits within the next 12 months.